NATIONWIDE VARIABLE INSURANCE TRUST NVIT Multi-Manager Large Cap Value Fund Prospectus Supplement dated October 2, 2009 to the Prospectus dated May 1, 2009

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the information under the section entitled “Portfolio Management – Deutsche” on page 6 has been restated in its entirety as follows:

Deutsche

The sleeve of the Fund that is subadvised by Deutsche is managed by a team of investment professionals. Each portfolio manager on the team has authority over all aspects of the sleeve’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the Fund’s sleeve:

James Francis, CFA, is Director and lead portfolio manager for Active Quantitative Equity: New York, a division of Deutsche’s Quantitative Strategies portfolio management and trading team. He joined Deutsche in 2008, previously serving as Senior Vice President, Senior Portfolio Manager with Northern Trust from 2005 to 2008, and Principal at State Street Global Advisors from 1987 to 2005. He received a BS from the University of Massachusetts, Amherst.

Robert Wang is a Managing Director and co-portfolio manager on the investment team at Deutsche. He also serves as head of Deutsche’s Quantitative Strategies portfolio management and trading team. He joined Deutsche in 1995 and became a portfolio manager to the Fund in March 2008. He received a BS from the Wharton School, University of Pennsylvania.

PLEASE RETAIN THIS SUPPLEMENT WITH THE FUND’S PROSPECTUS
FOR FUTURE REFERENCE.